UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2019

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza

Newark, New Jersey 07102

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant’s telephone number, including area code)

http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if such registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 10, 2019, Stuart J. Black, Vice President and Controller of each of Public Service Enterprise Group Incorporated (PSEG), Public Service Electric and Gas Company (PSE&G) and PSEG Power LLC (Power) notified PSEG of his intention to retire from each of his positions, effective March 11, 2019. Mr. Black is expected to remain with the company as Vice President – Special Projects until May 17, 2019.

Consistent with PSEG’s succession plan, on January 14, 2019, Rose M. Chernick was elected to replace Mr. Black as Vice President and Controller of each of PSEG, PSE&G and Power, effective upon the retirement of Mr. Black from such positions on March 11, 2019.

Ms. Chernick, 55, has served as Vice President – Finance, Corporate Strategy and Planning since October, 2015. Ms. Chernick joined PSEG in 2004 as Director – Financial Management Services and advanced through a variety of financial positions of increasing responsibility, including as Vice President – Finance, Holdings and Corporate Planning and Analysis and Enterprise Assistant Controller. Prior to joining PSEG, Ms. Chernick worked at NextEra Energy Resources, LLC in a variety of accounting positions, culminating in the position of Director of Accounting. Prior to that, she worked at Deloitte & Touche LLP in its financial services and public utilities practice.

No arrangement or understanding exists between Ms. Chernick and any other person pursuant to which Ms. Chernick was elected as an officer of PSEG.

Under the terms of Ms. Chernick’s at will employment as Vice President and Controller, she will receive a base annual salary of $325,000 and a target annual incentive under PSEG’s Management Incentive Compensation Plan of 45%. Ms. Chernick will continue to participate in PSEG’s Amended and Restated 2004 Long-Term Incentive Plan.

PSEG issued a press release on January 15, 2019 announcing the retirement of Mr. Black and election of Ms. Chernick. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

99	Press Release dated January 15, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

By:	/s/ Stuart J. Black
Stuart J. Black
Vice President and Controller
(Principal Accounting Officer)

Date: January 15, 2019

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